UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          April 28, 2006
         Date of Report (Date of earliest event reported)



                        WHOLE LIVING, INC.
(Exact name of small business issuer as specified in its charter)

           Nevada                 000-26973             87-0621709
   (State of incorporation)  (Commission File No.)   (I.R.S. Employer
                                                     Identification No.)

                       972 North 1430 West
                        Orem, Utah  84057
             (Address of principal executive offices)

                          (801) 655-5500
                 (Registrant's telephone number)


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02 Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

In connection with a review by the Securities and Exchange Commission (the "SEC") of our Form 10-KSB for the year ended December 31, 2004, management of Whole Living, Inc. discovered that an equity transaction required reclassification as a liability in the financial statements for the years ended December 31, 2004 and 2003. In response to the SEC's comments we restated the financial statements for the years ended December 2004 and 2003 and filed an amendment to the 2004 annual report on Form 10-KSB on April 10, 2006. On April 28, 2006 our Chief Financial Officer concluded that previously issued financial statements that had not been restated for the fiscal years ended December 31, 2002, 2003 and 2004 and the interim periods for those years should no longer be relied upon.

The facts underlying the conclusion are as follows: On April 30, 2002 we granted warrants to purchase 1,500,000 common shares to Summit Resource Group, Inc. in consideration for one year of investor relations consulting services valued at approximately $325,000. The warrants were originally classified as equity, but it was determined that the warrants should be reclassified as a liability pursuant to EITF 00-19 since the warrants required the underlying shares to be free trading shares.

This reclassification required the recognition of a liability of $190,000 for the year ended December 31, 2004, a liability of $470,000 for the year ended December 31, 2003 and a liability of $365,000 for the year ended December 31, 2002. Also, the revaluation of the warrants resulted in a gain of $280,000 for the year ended December 31, 2004 and a loss of $105,000 for the year ended December 31, 2003 and a loss of $70,000 for the year ended December 31, 2002.

Our Chief Financial Officer discussed with our independent accountant, Chisholm Bierwolf and Nilson, LLC, the matters disclosed in this current report. We are currently preparing a second amendment to the Form 10-KSB for the year ended December 31, 2004 that will summarize the effects of the changes for the years ended December 31, 2002, 2003 and 2004. Investors, potential investors and other readers of our SEC filings are cautioned not to rely on the financial statements that have not been restated for the year ended December 31, 2002 and the interim periods for 2002, 2003 and 2004.


         SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 4, 2006 our Board of Directors (the "Board") appointed Kevin A. Howard as a director of Whole Living. Mr. Howard will serve on the Board as an independent director as defined by NASD Rule 4200(a)(15). Mr. Howard is 50 years of age and is a practicing attorney at the law firm of Howard Phillips & Andersen located in Salt Lake City, Utah. He has been a practicing attorney for over 20 years. He also has business experience as an owner and manager of several commercial businesses and has served on the board of directors for privately held companies. He holds a Juris Doctor from the J. Reuben Clark School of Law of Brigham Young University.


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                            SIGNATURES

In accordance with the requirements of the Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                      WHOLE LIVING, INC.



                                      /s/ Ronald Williams
Date: May 4, 2006                By: ______________________________________
                                      Ronald Williams, President